U.S. Bancorp 4Q17 Earnings Conference Call January 17, 2018 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2016, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Notable Items 4Q17 notable items include: $910 million increase to net earnings related to the impacts of tax reform legislation passed in late 4Q17 $608 million legal and regulatory accrual $150 million contribution to the U.S. Bank Foundation $67 million one-time bonus to certain eligible employees $ in millions, except EPS

4Q17 Highlights * Taxable-equivalent basis; see slide 26 for calculation ** Estimated for the Basel III fully implemented standardized approach; RWA = risk-weighted assets, see slide 25 for calculation

Performance Ratios Return on Average Common Equity Efficiency Ratio** & Net Interest Margin*** * Excluding notable items; see slide 26 for calculation ** Non-GAAP; see slide 26 for calculation *** Taxable-equivalent basis Return on Average Assets 14.7% 1.46% 70.0%

Average Loans +0.8% linked quarter +2.6% year-over-year Linked quarter growth in total loans was driven primarily by other retail loans, commercial loans and residential mortgage Year-over-year and linked quarter declines in commercial real estate loans reflected disciplined underwriting of construction and development loans and payoffs of commercial mortgages as customers accessed capital markets $ in billions

Average Deposits +1.2% linked quarter +3.0% year-over-year $ in billions Rates are presented on a fully taxable-equivalent basis utilizing a tax rate of 35 percent Interest-bearing Deposits Average noninterest-bearing deposits increased 0.4% on a linked quarter basis Average noninterest-bearing deposits decreased 3.0% year-over-year, primarily driven by a decrease in Corporate and Commercial Banking deposits

Credit Quality $ in millions NCO Ratio -1bp QoQ -1bp YoY NPAs -4.1% QoQ -25.1% YoY

Earnings Summary

Net Interest Income Linked Quarter Net interest income growth was driven by loan growth and the impact of rising interest rates The decrease in the net interest margin was primarily due to higher interest recoveries in 3Q17 Year-over-Year Net interest income growth was driven primarily by the impact of rising interest rates and loan growth $ in millions Taxable-equivalent basis +0.3% linked quarter +6.4% year-over-year

Noninterest Income $ in millions Payments = credit and debit card, corporate payment products and merchant processing Service charges = deposit service charges, treasury management and ATM processing $2,431 $2,422 $2,441 Linked Quarter Noninterest income growth was driven by trust and investment management fees, payment services revenue and deposit service charges, partially offset by lower mortgage banking revenue and commercial products revenue Year-over-Year Noninterest income growth was partially offset by lower mortgage banking and other revenue Payment services revenue growth was driven by higher corporate payment products revenue and higher credit and debit card revenue Growth in trust and investment management fees reflected favorable market conditions and account growth Growth in deposit service charges was driven by higher transaction volumes and account growth +0.8% linked quarter +0.4% year-over-year

Noninterest Expense $3,004 $3,039 $3,939 Linked Quarter Fourth quarter noninterest expense included notable items which totaled $825 million Excluding notable items, noninterest expense increased 2.5%, driven by seasonally higher costs related to investments in tax-advantaged projects, seasonally higher professional services expense, and an increase in employee benefits expense due to increased medical costs Year-over-Year Excluding notable items, noninterest expense increased 3.6% due to higher compensation and employee benefits expense, partially offset by lower professional services expense $ in millions +29.6% linked quarter +31.1% year-over-year Excluding notable items: +2.5% linked quarter +3.6% year-over-year

Capital Position RWA = risk-weighted assets * See Non-GAAP Financial Measures reconciliation on slide 25

Appendix

Average Loans vs. 4Q16 Average total loans increased by $7.1 billion, or 2.6% Average commercial loans increased by $3.8 billion, or 4.0% Average retail loans increased by $3.3 billion, or 6.0% Average residential mortgage loans increased by $2.9 billion, or 5.2% vs. 3Q17 Average total loans increased by $2.1 billion, or 0.8% Average commercial loans increased by $0.9 billion, or 1.0% Average retail loans increased by $1.1 billion, or 1.9% Average residential mortgage loans increased by $0.6 billion, or 1.0% * Excluding the 4Q15 credit card portfolio acquisition Key Points Year-over-Year Growth 6.2% 4.1% 3.4% 3.0% 2.6% Covered Commercial CRE Res Mtg Retail Credit Card $275.5 $272.7 $273.2 5.5% $279.8 Average Loans ($bn)

Average Deposits Key Points Average Deposits ($bn) vs. 4Q16 Average total deposits increased by $10.0 billion, or 3.0% Average low-cost deposits (NIB, interest checking, money market and savings) increased by $4.7 billion, or 1.6% vs. 3Q17 Average total deposits increased by $4.0 billion, or 1.2% Average low-cost deposits increased by $3.4 billion, or 1.1% Year-over-Year Growth 11.8% 11.0% 7.7% 5.2% 3.0% Time Money Market Checking and Savings Noninterest-bearing $339.2 $329.2 $328.4 $331.2 $335.2

Credit Quality – Commercial Loans Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q163Q174Q17 Average Loans$93,807$96,633$97,558 30-89 Delinquencies0.28%0.22%0.26% 90+ Delinquencies0.06%0.05%0.06% Nonperforming Loans0.52%0.28%0.26% 2017 loan growth was driven by up-tiering customer relationships and supporting merger and acquisition activity 4Q17 net charge-offs improved due to higher recoveries

Credit Quality – Commercial Real Estate Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q163Q174Q17 Average Loans$43,391$41,621$41,009 30-89 Delinquencies0.10%0.15%0.09% 90+ Delinquencies0.02%0.01%0.01% Nonperforming Loans0.29%0.29%0.35% Performing TDRs*$169$141$138 * TDR = troubled debt restructuring Investor $19,277 Owner Occupied $10,266 A&D Const $399 Multi-family $4,178 Retail $732 Residential Construction $1,917 Office $794 Other $2,791 Resi Land $655 Average loans declined in 2017 due to loan payoffs as a result of strong permanent loan market liquidity Higher charge-offs in 4Q17 driven by write-downs of enclosed malls and lower recoveries

Credit Quality – Residential Mortgage Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q163Q174Q17 Average Loans$56,718$59,030$59,639 30-89 Delinquencies0.26%0.26%0.33% 90+ Delinquencies0.27%0.18%0.22% Nonperforming Loans1.04%0.80%0.74% * Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,681 million in 4Q17) Originations continued to be high credit quality (weighted average FICO of 757, weighted average LTV of 70%) More than 91% of balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning

Credit Quality – Credit Card Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q163Q174Q17 Average Loans$20,942$20,926$21,218 30-89 Delinquencies1.31%1.42%1.37% 90+ Delinquencies1.16%1.20%1.28% Nonperforming Loans0.01%0.00%0.00% Year-over-year average loan growth of 1.3% driven by high credit quality originations Commitment weighted average FICO on new originations remained strong at 759 Year-over-year increases in delinquency and net charge-off rates primarily reflect vintage maturation

Credit Quality – Home Equity Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q163Q174Q17 Average Loans$16,444$16,299$16,299 30-89 Delinquencies0.37%0.38%0.48% 90+ Delinquencies0.25%0.24%0.28% Nonperforming Loans0.78%0.75%0.77% Subprime: 1% Wtd Avg LTV*: 88% NCO: 0.00% Prime: 98% Wtd Avg LTV*: 72% NCO: -0.07% Other: 1% Wtd Avg LTV*: 69% NCO: 1.70% *LTV at origination High-quality originations (weighted average FICO on commitments of 768, weighted average CLTV of 69%) originated primarily through the retail branch network to existing bank customers on their primary residences Net charge-offs were stable year-over-year with strong recoveries

Credit Quality – Retail Leasing Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q163Q174Q17 Average Loans$6,191$7,762$7,982 30-89 Delinquencies0.28%0.31%0.41% 90+ Delinquencies0.02%0.03%0.03% Nonperforming Loans0.03%0.09%0.10% * Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values Continued high-quality originations during 4Q17 (weighted average FICO of 782) support the portfolio’s stable credit profile Late Stage Delinquencies, nonperforming leases and net charge-offs remained at very low levels

Credit Quality – Other Retail Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q163Q174Q17 Average Loans$31,245$32,008$32,856 30-89 Delinquencies0.66%0.75%0.80% 90+ Delinquencies0.13%0.13%0.15% Nonperforming Loans0.09%0.10%0.10% Overall growth continued to be driven by auto loan and installment categories, which were up 6.4% and 11.2% year-over-year, respectively Net charge-offs remained stable; 30-89 delinquencies were seasonally higher on a linked quarter basis

Credit Quality – Auto Loans Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q163Q174Q17 Average Loans$17,624$18,008$18,754 30-89 Delinquencies0.74%0.89%0.95% 90+ Delinquencies0.06%0.08%0.08% Nonperforming Loans0.09%0.11%0.12% Direct: 5% Wtd Avg FICO: 748 NCO: 0.23% Indirect: 95% Wtd Avg FICO: 772 NCO: 0.46% Auto loans are included in Other Retail category Growth driven by high-quality originations in the indirect channel (weighted average FICO 777) Net charge-offs increased seasonally, as expected, on a linked quarter basis

Non-GAAP Financial Measures * Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. (2) Includes net losses on cash flow hedges included in accumulated other comprehensive income (loss) and other adjustments. (3) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments. (4) Primarily reflects higher risk-weighting for mortgage servicing rights.

Non-GAAP Financial Measures Utilizes a tax rate of 35 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. Notable items for the three months ended December 31, 2017 include: $608 million legal and regulatory accrual, $150 million contribution to the U.S. Bank Foundation and $67 million one-time bonus to certain eligible employees. Notable items for the three months ended December 31, 2017 include: $910 million reduction in income tax expense due to tax reform legislation, $608 million legal and regulatory accrual, $105 million (after-tax) contribution to the U.S. Bank Foundation and $47 million (after-tax) one-time bonus to certain eligible employees.

U.S. Bancorp 4Q17 Earnings Conference Call January 17, 2018